UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

CHASE BANK USA, NATIONAL ASSOCIATION

(Exact Name of registrant specified in its charter)

United States	333-109768	22-2382028
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 White Clay Center Drive

Newark, Delaware 19711

(Address of principal executive offices)

Registrant’s telephone number: (302) 575-5000

Item 5.	Other Events

On June 7, 2005, the opinion of counsel to Chase Auto Owner Trust 2005-A (the “Trust”) regarding the tax status of the Trust, dated as of June 7, 2005 (the “Opinion”), was delivered by Simpson Thacher & Bartlett LLP to Chase Bank USA, National Association.

Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibits

8.1	Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of June 7, 2005.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION (Registrant)

By:	/s/ Patricia M. Garvey
	Name:	Patricia M. Garvey
	Title:	Vice President

Date: June 7, 2005

INDEX TO EXHIBITS

Exhibit Number	Exhibit
8.1	Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of June 7, 2005.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)